UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification Number)

37 North Orange Avenue, Suite 607, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(888) 613 - 8802

(Registrant’s telephone number, including area code)

TNI BioTech, Inc.

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 8.01 Other Events.

We announced the finalization of logistics and patient recruitment for the initiation of our 90-day bridging trial in Nigeria of our product Lodonal™ in patients with HIV/AIDS. Our press release dated December 4, 2014 concerning this and the letter to the Osun State Government Ministry of Health requesting permission to carry out the clinical trial and the acceptance letter from the Ministry of Health, detailed in our press release, are filed as Exhibits 99.1 and 99.2 to this Report and are incorporated by reference herein.

9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated December 4, 2014

Exhibit 99.2 Letter to Osun State Government Ministry of Health Requesting Permission to Carry Out Clinical Trial and Acceptance Letter from the Ministry of Health

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Therapeutics, Inc.

By: /s/ Noreen Griffin
Noreen Griffin, Chief Executive Officer

Date: December 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 4, 2014
99.2	Letter to Osun State Government Ministry of Health Requesting
Permission to Carry Out Clinical Trial and Acceptance Letter
From the Ministry of Health